UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2004

GOLDSPRING, INC.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

000-32429
(Commission File Number)

65-0955118
(IRS Employer Identification No.)

8585 East Hartford Drive, Suite 400, Scottsdale, AZ 85255
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 480-505-4040

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

We have been advised by Bema Gold Corporation that it has terminated negotiations pursuant to the Letter of Intent dated August 18, 2004, for our 100% acquisition of Bema Gold's Yarnell Mining Company, located in Yarnell, next to Wickenberg, Az. The proposed closing date for the acquisition had been recently extended, but given recent events involving changes in our management, Bema has advised that it seeks to terminate negotiations pending resolution of any outstanding issues relating to such management changes. Bema has confirmed that it will revisit negotiations for the acquisition in mid-January and we remain hopeful that the acquisition can be successfully consummated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPRING, INC.

/s/ Stephen Parent
Stephen Parent, President and Director

Date: December 20, 2004